                                                                    EXHIBIT 10.4

                                 LEASE AGREEMENT

         THIS LEASE, made this 1st day of January, 2000, by and between GBC PROPERTIES, LLC, a Georgia limited liability company, first party, (hereinafter called "Landlord") and GWINNETT BANKING COMPANY, a Georgia banking corporation, second party (hereinafter called "Tenant");

                              W I T N E S S E T H:

         1. PREMISES. Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "premises"), being known as 165 Nash Street, Lawrenceville, Georgia 30246, together with all improvements located thereon. No easement for light or air is included in the premises.

         2. TERM. To have and to hold the same for a term of five (5) years beginning on the 1st day of January, 2000 and ending on the 31st day of December 2004, at midnight, unless sooner terminated as hereinafter provided.

         3. RENTAL. Tenant agrees to pay Landlord at the office of Landlord in Lawrenceville promptly on the first day of each month in advance, during the term of this lease, a monthly rental of Eighteen and No/100ths Dollars ($18.00) per square foot.

         4. UTILITY BILLS. Tenant shall pay all utility bills, including, but not limited to water, sewer, gas, electricity, fuel, light, and heat bills for the leased premises and Tenant shall pay all charges for garbage collection or other sanitary services rendered to the leased premises or used by Tenant in connection therewith. If Tenant fails to pay any of said utility bills or charges for garbage collection or other sanitary services, Landlord may pay the same and such payment may be added to the rental of the premises next due as additional rental hereunder.

         5. USE OF THE PREMISES. The premises shall be used for banking and related purposes and no other. The premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the premises.

         6. ABANDONMENT OF LEASED PREMISES. Tenant agrees not to abandon or vacate the leased premises during the term of this lease, and agrees to use said premises for purpose herein leased until the expiration hereof.

         7. REPAIRS BY TENANT. Tenant accepts the leased premises in their present condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this lease and all renewals thereof, at its expense, maintain in good order and repair the leased premises, including the building and other improvements located thereon, except those repairs expressly required to be made by Landlord. Tenant further agrees to care for the grounds around the building, including mowing of grass, paving, care of shrubs and general landscaping. Tenant agrees to return said premises to Landlord at the expiration, or prior to termination, of this lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. Elevators (if any) are accepted by Tenant as in satisfactory operating condition on this date, and Tenant, at its own expense, shall maintain said elevators in good operating condition during the term of this lease, or any extension thereof.

         8. TAXES. Tenant covenants and agrees to pay all taxes, charges and assessments of every kind and nature that may be liens upon the premises as they become due, and that any tax, charge, assessment or lien not paid when due by the Tenant may be paid by Landlord and such payment may be added to the rental of the premises next due as additional rental hereunder. Such taxes for the calendar year in which the lease terminates shall be prorated between the parties as of the date of termination. Tenant may contest in good faith the validity or amount of any tax assessment or other charge for which it is responsible hereunder. If required to perfect such contest, Tenant may include Landlord as a party thereto. Tenant shall hold Landlord harmless against all costs and expenses in connection with such contest. Tenant shall not be obligated to pay any tax which may be levied or assessed with respect to or because of the income or other benefit derived by Landlord from, or by virtue of, this lease or the ownership of the premises, or any corporate franchise or excise tax which may be levied against Landlord or any corporate successor to Landlord's interest.

         9. DESTRUCTION OF, OR DAMAGE TO, THE PREMISES. If the premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Landlord and Tenant as of that date. If the premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of the premises has been destroyed, and Landlord shall restore the premises to substantially the same condition as before such damage as speedily as practicable, whereupon full rental shall recommence.

         10. INDEMNITY. Tenant agrees to indemnify and save harmless the Landlord against all claims for damages to persons or property by reason of use or occupancy of the leased premises, and all expenses incurred by Landlord because thereof, including attorneys' fees and court costs.

         11. GOVERNMENTAL ORDERS. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirement by the party giving such notice unless the party receiving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in a manner satisfactory to the party giving notice.

         12. CONDEMNATION. If the whole of the leased premises, or such portion thereof as will make the premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the lease as herein provided.

         13. ASSIGNMENT AND SUBLETTING. Tenant may sublease portions of the leased premises to others provided such sublessee's operation is a part of the general operation of Tenant and under the supervision and control of Tenant, and provided such operation is within the purposes for which said premises shall be used. Except as provided in the preceding sentence, Tenant shall not, without the prior written consent of Landlord endorsed hereon, assign this lease or any interest hereunder, or sublet the premises or any part thereof, or permit the use of the premises by any party other than Tenant. Consent to any assignment or sublease shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

         14. REMOVAL OF FIXTURES. Tenant may (if not in default hereunder) prior to the expiration of this lease, or any extension thereof, remove all fixtures and equipment which it has placed in the premises, provided Tenant repairs all damage to the premises caused by such removal.

         15. CANCELLATION OF LEASE BY LANDLORD. It is mutually agreed that in the event the Tenant shall default in the payment of rent, including additional rent, herein reserved, when due, and fails to cure said default within five (5) days after written notice thereof from Landlord; or if Tenant shall be in default in performing any of the terms or provisions of this lease other than the provision requiring the payment of rent, and fails to cure such default within thirty (30) days after the date of receipt of written notice of default from Landlord; or if Tenant is adjudicated bankrupt or declared insolvent; or if a permanent receiver is appointed for Tenant's property and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Tenant makes an assignment for benefit of creditors; or if Tenant's effects should be levied upon or attached under process against Tenant, not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, and in any of said events, Landlord at its option may at once, or within six (6) months thereafter (but only during continuance of such default or condition), terminate this lease by written notice to Tenant; whereupon this lease shall end.

After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall affect this lease only if caused by, or happening to, the assignee or sublessee. Any notice provided in this paragraph may be given by Landlord, or its attorney. Upon such termination by Landlord, Tenant will at once surrender possession of the premises to Landlord and remove all of Tenant's effects therefrom; and Landlord may forthwith re-enter the premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

         16. RELETTING BY LANDLORD. Landlord, as Tenant's agent, without terminating this lease, upon Tenant's breaching this contract, may at Landlord's option enter upon and rent the premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting.

         17. EXTERIOR SIGNS. Tenant shall place no signs upon the outside walls or roof of the leased premises except with the written consent of the Landlord. Any and all signs placed on the within leased premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damages incident to such removal.

         18. ENTRY FOR CARDING, ETC. Landlord may card the premises "For Rent" or "For Sale" thirty (30) days before the termination of this lease. Landlord may enter the premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.

         19. EFFECT FOR TERMINATION OF LEASE. No termination of this lease prior to normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

         20. MORTGAGEE'S RIGHTS. Tenant's rights shall be subject to any bona fide mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Landlord.

         21. NO ESTATE IN LAND. This contract shall create the relationship of Landlord and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

         22. HOLDING OVER. If Tenant remains in possession of the premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of the parties, Tenant shall be a tenant at will at the rental rate in effect at end of lease; and there shall be no renewal of this lease by operation of law.

         23. ATTORNEY'S FEES AND HOMESTEAD. If any rent owing under this lease is collected by or through an attorney at law, Tenant agrees to pay fifteen percent (15%) thereof as attorneys' fees. Tenant waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this lease. Tenant hereby assigns to Landlord its homestead and exemption.

         24. RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative but not restrictive to those given by law.

         25. SERVICE OF NOTICE. Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notices hereunder, and all notices required under this lease, the person in charge of the leased premises at the time, or occupying said premises; and if no person is in charge of or occupying said premises, then such service or notice may be made by attaching the same on the main entrance to said premises. A copy of all notices under this lease shall also be sent to Tenant's last known address, if different from said premises.

         26. WAIVER OF RIGHTS. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

         27.      TIME OF ESSENCE. Time is of the essence of this agreement.

         28. EXTENSION OF TERM. At the expiration of the initial five (5) year term of this lease and at the expiration of each extension period as provided in this paragraph, provided that Tenant is not in default under any of the terms or conditions of this lease, the term of this lease shall be automatically extended for two (2) additional five (5) year periods pursuant to the same terms and conditions as this lease, except as such terms and conditions may be modified by the terms and conditions set forth below. Written notice of such modifications shall be provided by Landlord to Tenant at least ten (10) days prior to the end of the current term of the lease or any extension period as provided herein. Either party desiring to terminate this lease shall give to the other party written notice of the intent not to renew the term of the lease at least ten (10) days prior to the end of the current term thereof, in which case this lease shall terminate and be of no further force and effect at the end of said term period.

         29. CPI INCREASES. On the first day of the initial extension period as described above and on the first day of each subsequent extension period, the rental described in Paragraph 3 of this lease shall be adjusted and changed. Such adjustment and change in the rental amount shall be determined in accordance with adjustments in the Consumer Price Index ("CPI") as provided for herein. The CPI is herein defined as the "United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, United States, for all urban consumers, All Items (1982-84 = 100)."

         At the beginning of each extension period as provided above, the rental shall be adjusted by the "percentage change" in the CPI on the initial day of each extension period as compared to the CPI prevailing sixty (60) months prior to such date. All such adjustments shall be made retroactive to such five-year anniversary date. All such adjustments shall be made to the nearest one-eighth of a percentage point (0.125%).

         Landlord shall notify Tenant in writing of the amount of the newly adjusted rental and same shall be due on the first day of the applicable extension period and each month thereafter until adjusted again. However, in no event shall the rental due and payable hereunder be less than the rental provided for during the initial term of this lease, regardless of the value of the dollar as reflected by said CPI figure.

         In the event the amount of CPI increase is not known until after the first month of the period for which the adjustment is to be made, due to delays in publication of the CPI, or any other reason, then, upon notification of the increase by Landlord, Tenant shall pay the full amount of the increase which is due for any prior month during the adjustment period within thirty (30) days following receipt of Landlord's written notice of the amount due.

         In the event the CPI is discontinued, ceases to incorporate significant items now incorporated therein, or if a substantial change is made in such CPI, the parties hereto shall use in its place any similar index established and compiled by an agency of the United States Government, and, if no such index is available, the parties shall attempt to agree on an alternative formula and, if agreement cannot be reached, the matter shall be submitted to arbitration under the rules of the American Arbitration Association then in effect.

         The rental, as escalated, shall constitute the "rental" as such term is used throughout the lease.

         30. BANKRUPTCY OR INSOLVENCY. Notwithstanding any other provisions contained in this lease, in the event (a) Tenant or its successors or assigns shall become insolvent or bankrupt, or if it or their interest under this lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Landlord may, in either such event, terminate this lease only with the concurrence of any receiver or liquidator appointed by such Authority; provided, that in the event this lease is terminated by the receiver or liquidator, the maximum claim of Landlord for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired lease shall by law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.

         31. INSURANCE. Tenant covenants and agrees to keep the premises, including the building and other improvements located thereon, fully insured against loss by fire and other hazards and to maintain public liability insurance with respect to the premises and the conduct and operation of Tenant's business therein as may, from time to time, be required by Landlord in amounts, with companies and with mortgage clause approved by Landlord, naming Landlord as an additional insured. Landlord shall deliver the policies of insurance and any renewals thereof to Landlord, and any premium of insurance not paid when due by Tenant may be paid by Landlord and any sum so paid shall be additional rental due hereunder. Landlord and Tenant hereby waive any right each may have against the other on account of any loss or damage occasioned to Landlord or to Tenant, as the case may be, their respective property, the premises or its contents, arising from any risk generally covered by "Special Form" or All Risk insurance coverage; and Landlord and Tenant, each on behalf of their respective insurance companies insuring the foregoing against any such loss or damage, waive any right of subrogation that it might have against the other.

         32. DEFINITIONS. "Landlord" as used in this lease shall include first party, its representatives, assigns and successors in title to the premises. "Tenant" as used in this lease shall include second party, its representatives, and if this lease shall be validly assigned or sublet, shall include also Tenant's assignees or sublessees, as to the premises covered by such assignment or sublease. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership, limited liability company, or individual, as may fit the particular parties.

         This lease contains the entire agreement of the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.





                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the day and year first above written.

Signed, sealed and delivered as to        GBC PROPERTIES, LLC, a Georgia limited
Landlord, in the presence of:             liability company


-------------------------------------
                                          By:                             (SEAL)
                                              ----------------------------
                                              Name:
-------------------------------------              ----------------------------
Notary Public                                 Title:
                                                    ---------------------------



Signed, sealed and delivered as to        GWINNETT BANKING COMPANY, a
Tenant, the presence of:                  Georgia banking corporation


-------------------------------------
                                          By:                             (SEAL)
                                              ----------------------------
                                              Name:
-------------------------------------              ----------------------------
Notary Public                                 Title:
                                                    ---------------------------

                                                    [BANK SEAL]